SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2006

TRAC FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-32495	88-0441287
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer Identification No.)
incorporation or organization)

16458 Bolsa Chica, #419, Huntington Beach, California 92649

(Address of principal executive offices)

Registrant’s telephone number, including area code:	(888) 886-7958

Paramco Financial Group, Inc.

2391 N.E. Loop 410, Suite 103, San Antonio, Texas 78217

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange  Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-42(c))

Item 9.01	FINANCIAL STATEMENTS OR EXHIBITS.

a.	Financial Statements.

None.

b.	Exhibits.

99.23	Press Release By TRAC Financial Group, Inc., dated February 22, 2006 concerning acquisition of Segway Financial, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant had duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: February 22, 2006	TRAC FINANCIAL GROUP, INC.

By: /s/ James E. Shipley
James E. Shipley, President